1 NASDAQ: ISTR Exhibit 99.1

This presentation may include forward-looking statements as
defined by the Private Securities Litigation Reform Act of
1995.  These forward-looking statements are based upon
current expectations and assumptions about our business
that are subject to a variety of risks and uncertainties that could cause the actual results to differ materially from those described in this presentation.  You should not rely on
forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause
actual results to differ materially from those discussed in any forward looking statements are described in reports and
registration statements we file with the SEC, including our
Annual Report on Form 10-K and subsequent Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K,
copies of which are available on the Investar internet website
We disclaim any obligation to update any forward-looking
statements or any changes in events, conditions or
circumstances upon which any forward-looking statement
may be based except as required by law.
Forward-looking Statements

www.investarbank.com
NASDAQ: ISTR
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www.investarbank.com,
where we
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http://www.investarbank.com

Senior Management
John J. D’Angelo,
President & CEO
Christopher L. Hufft,
Chief Accounting Officer
•
Founding President and Chief Executive Officer
•
New Orleans native; graduate of Louisiana State University
•
Prior to founding Investar, Mr. D’Angelo was president and director of Aegis
Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia
•
Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank
(the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge
Parish, Louisiana, market
•
Current ownership of 1.9%
•
Joined the Bank in February 2014 as Chief Accounting Officer
•
Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of
Accounting at Amedisys, Inc., a publicly-traded home health and hospice company
•
Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors
•
B.S. Accounting – Louisiana State University
Travis M. Lavergne,
Chief Credit Officer
•
Served as Executive Vice President and Chief Credit Officer since March, 2013 and
Chief Risk Management Officer since joining in July 2012
•
Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana
Office of Financial Institutions from September 2005 to July 2012
•
B.S. Finance – Louisiana State University
•
M.B.A. Southeastern Louisiana University

Accomplishments to Date
Key Areas Staffed with Experienced Bankers
Very Strong Growth Complemented by Two Successful Acquisitions
High Quality Organic Loan Portfolio
Nimble Institution Able to Shift Resources as Customers’ Demands Change
Firmly Established in Four Key Louisiana Markets
Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets:

Completed Initial Public Offering of 3.3 million shares generating net proceeds of
$41.7 million

Franchise Overview
Franchise History

June 2006 – Chartered with an
initial capitalization of $10.1
million
2Q 2011 – Opened two
additional branches in Baton
Rouge Market
May 2013 – Entered the
Hammond market through the
acquisition of First Community
Bank
October 1, 2011 – Acquired
South Louisiana Business Bank
July 2013 – Entered Lafayette
market by opening a de novo
branch
December 2012 – Entered the
New Orleans market through
the purchase of two closed
branch locations and hiring of
local bankers
May 2009 – Opened second
branch in Baton Rouge
FY 2008 – Achieved profitability
in second full year of
operations
July 2014 – Completed initial
public offering of 3.3 million
shares
August 2014 – Opened
additional branch in Baton
Rouge market

Baton Rouge
Lafayette
New Orleans
Walker
Covington
Central
Zachary
Baker
New Roads
Opelousas
Plaquemine
Thibodaux
Morgan City
Houma
New Iberia
Abbeville
Kaplan
Crowley
Church Point
Eunice
Ville Platte
Franklinton
Bogalusa
Lacombe
Slidell
Laplace
Kenner
New Orleans East Area
Marrero
Westwego
Convent
Carencro
Lake Pontchartrain

Franchise Overview
Branch Map

Current
• 11 full-service branches in the Baton
Rouge, New Orleans, Hammond, and
Lafayette markets
• 179 employees at 12/31/14
• One new branch opening in 2015
• Institutional ownership 38%
• Insider ownership 10%
• 5-year CAGRs¹
– Assets – 38.3%
– Loans – 39.8%
– Deposits – 34.2%
(1) For the five years ended December 31, 2014

Our Market

Louisiana
• Forecasting robust job creation of 34,100 in 2015 and 32,600 in 2016
• According to these forecasts, Louisiana will surpass more than 2,000,000 non-farm employees for the first time in the state’s history
• Growth along and south of the I-10 corridor expected to be dynamic with modest expansion in central and northern regions of Louisiana
New Orleans MSA
• Projected to add 17,300 jobs in 2015-2016
• $13.7 billion in industrial projects announced; $3.6 billion of which are already under construction
• Additional $2 billion in projects by the Corps and $826 million improvement to MSY
• LSU Health Sciences Center and VA Hospital will open during 2015-2016, adding 2,100 high-paying jobs
Baton Rouge MSA
• Projected to add 19,600 new jobs in 2015-2016
• $16.0 billion in industrial projects announced; $6.6 billion of which already under construction.
• IBM’s Technology Center under construction and will be home to 800 jobs
• Demand for construction workers jumped from 17,500 in August 2013 to 28,000 in February 2015
Lafayette MSA
• Projected to add 5,700 new jobs in 2015-2016
• Oil field service firms such as Haliburton, Danos, Frank’s International, National Oilwell, Varco and Newpark Mats
expanding
• Three new high tech firms choosing Lafayette MSA for their homes, creating about 1,100 jobs over the same period

Financial Highlights

(1) Efficiency ratio is a non-GAAP financial measure
Note: Gross loans includes loans held for sale (HFS)
Amounts in thousands, except share data
2014 2013
Financial Highlights
Total Assets $879,354 $634,946
Gross Loans $726,186 $509,124
Total Deposits $628,118 $532,606
Total Stockholders' Equity $103,384 $55,483
Shares Outstanding 7,262,085 3,945,114
Capital Ratios
TE / TA 11.76% 8.74%
Tier 1 Leverage Ratio 12.61% 9.53%
Total RBC Ratio 14.41% 11.51%
Asset Quality Ratios
NPAs / Total Assets 0.69% 0.79%
NPLs / Loans 0.54% 0.30%
Loan Loss Reserves / Total Loans 0.74% 0.67%
Loan Loss Reserves / NPLs 138.61% 227.00%
NCOs / Avg Loans 0.07% 0.09%
Performance Ratios
Net Income $5,397 $3,168
ROAE 6.80% 6.10%
ROAA 0.73% 0.64%
Net Interest Margin 3.85% 4.10%
Efficiency Ratio¹ 74.90% 78.07%
Per Share Data
Tangible Book Value per Share $13.79 $13.24
Diluted Earnings per Share $0.93 $0.81
Year Ended December 31,

Current Strategy
• Management
– Continue to add experienced bankers in new and existing markets
• Market
– Southern Louisiana focus with complementary new market expansion
• Growth
– Leverage existing infrastructure in four markets
– Limited de novo branching
– Opportunistic, disciplined acquisition strategy
• Asset Quality
– Loan portfolio diversity
–
• Profitability
–

Disciplined credit philosophy – legacy delinquencies less than 1%
Expected to increase as investment in infrastructure has already been made

INVESTAR
HOLDING CORPORATION

Total Assets ($millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$209
$279
$228
$375
$635
$536
$879
2010
2011
2012
2013
2014

Total Gross Loans ($millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$165
$228
$197
$306
$509
$431
$726
2010
2011
2012
2013
2014

Growth Has Been the Story
Total Assets
+33%
+69%
+34%
Gross Loans
+43%
+38%
+66%
+34%

FCB Acquisition
FCB Acquisition
SLBB Acquisition
SLBB Acquisition
Note: Gray shading denotes the marked value of acquired assets and loans on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013)
+39%

Loan Composition

Loan Composition Year Ended December 31, Increase/(Decrease)
2012 2013 2014
Amount % Amount % Amount % Amount %
Mortgage loans on real estate
Construction and land development $20,271 7.0% $63,170 12.5% $71,350 11.4% $8,180 12.9%
1-4 Family 54,813 19.0 104,685 20.8 137,519 22.1 32,834 31.4
Multifamily 1,750 0.6 14,286 2.8 17,458 2.8 3,172 22.2
Farmland 64 0.0 830 0.2 2,919 0.5 2,089 251.7
Commercial real estate
Owner occupied 52,533 18.2 78,415 15.6 119,668 19.2 41,253 52.6
Nonowner occupied 47,394 16.4 78,948 15.6 105,390 16.9 26,442 33.5
Commercial and industrial 15,319 5.3 32,665 6.5 54,187 8.7 21,522 65.9
Consumer 96,609 33.5 131,096 26.0 114,299 18.4 (16,797) (12.8)
Total loans $288,753 100.0% $504,095 100.0% $622,790 100.0% $118,695 23.5%
Loans held for sale 16,988 5,029 103,396 98,367 1,956.0
Total gross loans $305,741 $509,124 $726,186 $217,062 42.6%

Construction &
land development
12%
Consumer
18%
C&I
9%
CRE
36%
Residential,
farmland
25%

Loan Composition
December 31, 2014 Business Lending Portfolio²

Total Loans¹: $622.8 million
Yield on loans: 4.99%
53% of CRE is owner occupied
(1) Total loans includes gross loans less loans held for sale
(2) Business lending portfolio includes owner occupied CRE and C&I loans as of December 31, 2014
Total Business Lending Portfolio²:
$173.9 million
Retail Trade
16%
Real Estate
and Rental and
Leasing
13%
Health Care
and Social
Assistance
20%
Construction
9%
Professional,
Scientific, and
Technical
Services
7%
0%
Finance and
Insurance
10%
Other
Industries less
than 5%
25%
0%

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.30%
4.77%
3.20%
2.36%
2.32%
1.86%
0.92%
0.76%
0.98%
0.45%
0.97%
0.33%
2010
2011
2012
2013
2014

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
1.26%
0.68%
0.83%
0.20%
0.51%
-0.12%
0.24%
0.09%
0.16%
0.07%
2010
2011
2013
2014

Credit Metrics

FCB Acquisition
NPAs / Total Loans + OREO
NCOs / Average Loans
2012
Peers¹ Investar
Peers¹ Investar
(1) Peer group consists of UBPR peers produced by the FFIEC and defined by  a combination of asset size, number of branches and location in a Metropolitan Statistical Area

1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.93%
0.79%
0.94%
0.67%
0.74%
2010
2011
2012
2013
2014

350%
300%
250%
200%
150%
100%
50%
0%
40%
227%
139%
2010
2011
2012
2013
2014

5.0x
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1.0x
1.7x
2.8x
4.3x
2010
2011
2012
2013
2014

14

Disciplined Lending
•
Reserves / Total Loans¹
,
²:  0.74%
•
Reserves / (Total Loans¹ – Acquired):  0.80%
•
(Reserves + FV Marks) / Total Loans¹
,
²:  0.89%
Reserves / Total Loans¹
,
²
Reserves / NPLs Provision Expense / NCOs
NM
5
NM NM
3 4
(1) Total loans excludes loans held for sale and allowance for loan losses
(2) Includes $43.1 million of loans from previous acquisitions that were marked-to-market as of December 31, 2014
(3) Reserves/NPLs for December 31, 2011 was 6,236%
(4) Reserves/NPLs for December 31, 2012 was 5,136%
(5) Investar recorded net recoveries in FY 2012
Ex Acquired NPLs
1,250% 177%

$700
$600
$500
$400
$300
$200
$100
$0
Total Deposits ($ millions)
CAGR: 34%
$184
$228
$300
$533
$628
2010
2011
2012
2013
2014

Deposit Composition and Growth
Deposit Composition ¹
($628.1 million)
Total Deposits
2010 - Present
Strategy has been to bring in customers through
competitive rates, then implement an aggressive
cross-sell strategy
(1) As of December 31, 2014
(2) After adjusting for a $14 million short term deposit made by a commercial customer in late December 2013 that was fully withdrawn in January 2014.
Rate on interest bearing deposits: 0.83%
Growth in noninterest bearing deposits: 19.4%
2
Noninterest
bearing
11%
NOW
accounts
19%
Money
market
Savings  12%
accounts
9%
CDs
49%

Net Interest Margin (%)
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.43%
4.09%
4.04%
4.10%
3.85%
2010
2011
2012
2013
2014

ROAA (%)1
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.55%
0.61%
0.75%
0.71%
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Performance Metrics

Net Interest Margin
(1) Return on average assets was adjusted for the net effect of the Company’s investment in a tax credit entity recognized in 2014.
2014 Return on Average Assets

Efficiency Ratio¹ (%)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
77.7%
73.9%
70.5%
70.4%
Q1
Q2
Q3
Q4

Efficiency Ratio¹ (%)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
Noninterest Expense / Avg. Assets (%)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.19%
3.82%
3.65%
3.83%
3.32%
74.5%
80.1%
74.3%
80.0%
72.8%
2010
2011
2012
2013
2014

Performance Metrics

2014 Efficiency Ratio
(1) Efficiency ratio is a non-GAAP financial measure. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the quarter and year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition of South Louisiana Business Bank for the year ended December 31, 2013.
Expense Ratios
2010 2011 2012 2013 2014
Employees 49 70 100 167 179
Locations 4 5 7 10 11
Year Ended December 31,

TBV / Share ($)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$11.46
$11.79
$12.68
$13.24
$13.79
+3%
+8%
+4%
+4%
2010
2011
2012
2013
2014

Per Share Growth 18 Tangible Book Value (TBV) / Share

Net Income (Thousands)
$6,500
$5,500
$4,500
$3,500
$2,500
$1,500
$500
$0.43
$0.47
$0.71
$0.81
$0.93
$715
$999
$2,361
$3,168
$5,397
2010
2011
2012
2013
2014
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
-$0.60
-$0.80
Earnings per Share

Profitability +70% +40% +34% +136% 19 Net Income and Earnings Per Share

Opportunistic Acquirer
• Two whole bank transactions since 2011
• Processes and infrastructure established to analyze selective opportunities going forward

•
Announced: June, 2011
•
Closed: October, 2011
•
1 Branch in Prairieville, LA
•
$31.5 million in gross loans¹
•
$38.6 million in deposits¹
•
Announced: January, 2013
•
Closed: May, 2013
•
2 Branches – Hammond and Mandeville, LA
•
$77.5 million in gross loans¹
•
$86.5 million in deposits¹
South Louisiana Business Bank First Community Bank
• Focused on existing footprint and complementary markets in Southern Louisiana
• 63% of Louisiana-headquartered banks < $250 million in assets²
• 83% of Louisiana-headquartered banks < $500 million in assets²
Current Landscape
(1) Based on fair values at time of closing
(2) As of March 31, 2014
Rationale
•
•
•
Rationale
•
•
Entered Ascension Parish with 3.4% deposit
market share
Capital accretive
Management talent
Recorded bargain purchase gain
Initial entrance into Hammond market plus
another location in the New Orleans MSA

Investment Highlights
•
Strong historical balance sheet and earnings growth
•
Meaningful organic opportunities exist in market
•
Profitable with room to grow into current infrastructure
•
Clean asset quality
•
Experienced management team
•
Experienced, disciplined acquirer
•
Committed level of insider ownership

22 Appendix

Non-GAAP Financial Measures

Dollar values in thousands except per share amounts
2010 2011 2012 2013 2014
Total Stockholders' Equity - GAAP $16,814 $35,166 $43,553 $55,483 $103,384
Adjustments
Goodwill $0 $2,684 $2,684 $2,684 $2,684
Other Intangibles $0 $155 $145 $573 $532
Tangible Equity $16,814 $32,327 $40,724 $52,226 $100,168
Total Assets - GAAP $209,465 $279,330 $375,446 $634,946 $879,354
Adjustments
Goodwill $0 $2,684 $2,684 $2,684 $2,684
Other Intangibles $0 $155 $145 $573 $532
Tangible Assets $209,465 $276,491 $372,617 $631,689 $876,138
Total Shares Outstanding
Book Value Per Share $11.46 $12.82 $13.56 $14.06 $14.24
Effect  of Adjustment $0.00 ($1.03) ($0.88) ($0.82) ($0.45)
Tangible Book Value Per Share $11.46 $11.79 $12.68 $13.24 $13.79
Total Equity to Total Assets 8.03% 12.59% 11.60% 8.74% 11.76%
Effect of Adjustment 0 (0.90) (0.67) (0.47) (0.33)
Tangible Equity to Tangible Assets 8.03% 11.69% 10.93% 8.27% 11.43%
Efficiency Ratio
Noninterest Expense $6,195 $8,615 $11,645 $19,024 $24,384
Income before Noninterest Expense $7,293 $10,116 $14,985 $23,340 $30,926
Provision $1,019 $639 $685 $1,026 $1,628
Efficiency Ratio 74.5% 80.1% 74.3% 78.1% 74.9%
Year Ended December 31,
Tangible book value per share, the ratio of tangible equity to tangible assets, and the efficiency ratio are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders’ equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders’ equity (on a GAAP basis) to tangible equity and total assets
(on a GAAP basis) to tangible assets and calculates our tangible book value per share.

Income Statement

2010 2011 2012 2013 2014
INTEREST INCOME
Interest and fees on loans $       9,082 $    10,877 $    13,968 $    21,686 $    29,979
Interest on investment securities 611 406 585 756 1,339
Other interest income 17 19 34 30 50
TOTAL INTEREST INCOME 9,710 11,302 14,857 22,472 31,368
INTEREST EXPENSE
Interest on deposits 3,194 2,445 2,361 3,204 4,273
Interest on borrowings 300 134 181 256 402
TOTAL INTEREST EXPENSE 3,494 2,579 2,542 3,460 4,675
NET INTEREST INCOME 6,216 8,723 12,042 19,012 26,694
PROVISION FOR LOAN LOSSES 1,019 639 685 1,026 1,628
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 5,197 8,084 11,360 17,986 25,066
NON-INTEREST INCOME
Service charges on deposit accounts 74 102 118 214 305
Gain on sale of investment securities, net 184 160 139 449 340
Net gain on sale of assets - 55 36 346 1,892
Bargain purchase gain - - - 906 -
Fee income on mortgage loans held for sale, net 1,733 1,569 3,131 2,843 2,119
Other operating income 105 146 201 596 1,204
TOTAL NON-INTEREST INCOME 2,096 2,032 3,625 5,354 5,860
INCOME BEFORE NON-INTEREST EXPENSE 7,293 10,116 14,985 23,340 30,926
NON-INTEREST EXPENSE
Salaries and employee benefits 3,538 4,909 7,461 11,772 14,565
Impairment on investment in tax credit entity - - - - 690
Operating expenses 2,657 3,706 4,184 7,252 9,129
TOTAL NON-INTEREST EXPENSE 6,195 8,615 11,645 19,024 24,384
INCOME BEFORE INCOME TAX EXPENSE 1,098 1,501 3,340 4,316 6,542
INCOME TAX EXPENSE 383 502 979 1,148 1,145
NET INCOME
715 $         999 $         2,361 $      3,168 $      5,397 $
Basic earnings per share 0.51 $        0.54 $        0.79 $        0.86 $        0.98 $
Diluted earnings per share 0.43 $        0.47 $        0.71 $        0.81 $        0.93 $
Year Ended December 31,